Exhibit 10.31

NOTE PURCHASE AGREEMENT

URANIUM RESOURCES, INC.

Dallas, Texas

March 24, 2005

To Each of the Purchasers Listed in Schedule I Hereto:

Re:  Unsecured Term Notes - Series 2005A

Ladies and Gentlemen:

URANIUM RESOURCES, INC., a Delaware corporation (the “Company”), hereby agrees with each of you (individually sometimes referred to as a “Purchaser” and collectively sometimes referred to as the “Purchasers”), each acting for itself severally and not jointly with the others or with any other person, as follows:

1.                                       Definitions.  For the purposes of this Agreement:

1.1                                 The term “Notes” shall mean, except where the context otherwise requires, the $600,000 aggregate principal amount of the unsecured term notes designated Series 2005A to be issued in registered form and to be purchased by you pursuant to Section 4 hereof and any Notes delivered in substitution or exchange therefor, or upon transfers thereof, and the term “Note” shall mean any one of the Notes.

1.2                                 The term “Holder of Record” shall mean in connection with any Note the owner of such Note listed on Schedule I or any subsequent person in whose name the Note is registered pursuant to Section 6.3.

1.3                                 The term “Subsidiary” or “Subsidiaries” shall mean a corporation or corporations of which the Company shall at the time own directly or indirectly 50% or more of the outstanding common stock and all of the outstanding stock of any other class, and the term “wholly-owned Subsidiary” shall mean a corporation of which the Company shall at the time own directly or indirectly all of the outstanding stock, except for directors’ qualifying shares.

2.                                       Representations and Warranties of the Company.  The Company represents and warrants that:

2.1                                 Organization.  The Company is a duly domesticated and validly existing corporation in good standing under the laws of the state of Delaware with all necessary corporate power to enter into and perform this Agreement, issue and sell the Notes and carry on the business now conducted by it.  The Company is duly qualified and in good standing as a foreign corporation in all jurisdictions in which the nature of its business or the character of the property owned by it makes such qualification necessary, and is duly authorized, qualified and licensed under all laws, regulations, ordinances or orders of public authorities to carry on its business in the places and in the manner presently conducted.

All necessary corporate proceedings have been taken by the board of directors of the Company to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby.  No action is required by the stockholders of the Company in connection with the execution, delivery and performance of this Agreement.  The Agreement and the Notes have each been duly authorized, executed and delivered and each of them is enforceable against the Company in accordance with its terms.

2.2                                 No Legal Obstacle to Loan.  Neither the consummation of the transactions contemplated by this Agreement nor compliance with the provisions of this Agreement or of the Notes, will result in any breach or violation of any of the provisions of, or constitute a default under, the charter or by-laws of the Company, or any provision of law, agreement or other instrument which will remain in effect after the issue and sale of the Notes and to which the Company is a party or by which it is bound, or of any applicable order or regulation of any governmental authority having jurisdiction, or result in the creation under any other agreement or instrument of any lien or encumbrance upon any assets of the Company.

2.3                                 Finders.  All negotiations relative to this Agreement and the transactions contemplated herein have been carried on by the Company directly with Zesiger Capital Group LLC in such manner as not to give rise to any valid claim against the Company for a finder’s fee, brokerage commission or like payment.

2.4                                 Authorization and Approvals.  The execution, delivery and performance of this Agreement do not require any approval or consent on the part of, or filing, registration or qualification with, any governmental body, federal, state or local that has not been obtained or performed or any third person, pursuant to any agreement or otherwise.

3.                                       Representations; Warranties and Acknowledgments of the Purchasers.

3.1                                 Purchase for Investment.  Each of the Purchasers represents and warrants to the Company that it will acquire the Notes to be purchased by it for its own account for investment and not with a view to the distribution thereof, and that it has no present intention of making any distribution or disposition of them; provided, however, that the disposition of its property shall at all times be and remain within its control.  The acquisition of Notes by each of the Purchasers shall constitute its confirmation of said representation and warranty.  Each of the Purchasers understands that the Notes are being sold to it in a transaction which is exempt from the registration requirements of the Securities Act of 1933, and that the Notes must be held by it and may not be resold unless they are subsequently registered under the Act or an exemption from such registration is available.  Each of the Purchasers further understands that the Notes will be legended with a notation that they were acquired for investment in an exempt transaction and that they may not be resold unless they are subsequently registered under the Securities Act of 1933 or unless an exemption from such registration is available.

4.                                       Purchase and Sale of the Notes.  Subject to the terms and conditions of this Agreement, the Company agrees to issue and sell to each Purchaser and each Purchaser agrees to purchase from the Company, at the Closing, at the principal amount thereof, the principal amounts of the Notes set opposite its name on Schedule I attached hereto.

The Closing shall be held at 10:00 a.m.  on March 24, 2005 in the offices of Zesiger Capital.  At the Closing, the Company will execute and deliver to you, unless otherwise requested by you, a single Note, registered in your name (or in the name of any nominee set forth on Schedule I), in the principal amount set forth opposite your name on Schedule I hereto, dated the date of the Closing, against payment of the purchase price by wire transfer of immediately available funds or delivery of an official bank check in Federal Funds or other immediately available funds.

5.                                       [intentionally left blank]

6.                                       The Notes, Use of Proceeds, Payment and Exchange.

6.1                                 The Notes.  The Notes shall be in registered form, and shall be in substantially the form set forth in Exhibit A hereto.  Each Note shall be executed in the name and on behalf of the Company by its President, any Vice-President or its Treasurer, and shall be dated its date of issue.

6.2                                 Use of Proceeds.  The proceeds of the Notes shall be used for general corporate purposes.

6.3                                 Transfer, Exchange or Replacement of Notes.  The Company shall keep at its principal office a register in which shall be entered the names and addresses of all Holders of Record of the Notes and the particulars of the Notes held by them and of all transfers of the Notes.  The Holder of Record of any Note shall be deemed to be and treated as the owner thereof for all purposes of this Agreement and the Company shall not be affected by any notice to the contrary.  Payment of or on account of the principal of and interest on such Note shall be made only to or upon the order in writing of such Holder of Record.  For the purpose of any request, direction or consent hereunder, the Company may deem and treat the Holder of Record of any Note (or you so long as such Note is registered in the name of your nominee) as the owner thereof without production of the Note.

Upon surrender for registration of transfer of any Note at the principal office of the Company, the Company shall execute and deliver, at its expense (other than transfer taxes, if any) one or more new Notes of an aggregate principal amount equal to the unpaid principal amount of the Note surrendered for registration of transfer registered in the name of the designated transferee or transferees.  Every Note presented or surrendered for registration of transfer shall be duly endorsed, or be accompanied by a written instrument of transfer duly executed with signatures guarantees, by the Holder of Record of such Note or his attorney duly authorized in writing.  At the request of a Holder of Record of any Note, the Company at its expense will execute and deliver in replacement of any Note a new Note in a principal amount equal to the Note held by such Holder of Record and so replaced; notwithstanding the foregoing the Company may condition the replacement of a Note reported as lost, stolen or destroyed by a Holder of Record upon the receipt from such Holder of Record of indemnity or security reasonably satisfactory to the Company; provided, however, that if either of you or your nominees shall be such Holder of Record your agreement of indemnity shall be sufficient for all purposes of this section.  Any Note or Notes issued in exchange for any Note or upon transfer or replacement thereof shall carry the rights to unpaid interest and interest to accrue which were carried by the Note so exchanged, transferred or replaced, and neither gain nor loss of interest shall result from any such transfer, replacement or exchange.  The Company agrees that it will pay shipping and insurance charges, from and to your main office, involved in the exchange by you of any Note held by you.  Each transfer, exchange or replacement made pursuant to this Section 6.3 shall be effected in such manner that no gain or loss of principal or interest shall result therefrom.

Except for a transfer to a client or member of Zesiger Capital Group LLC as to whom Zesiger Capital Group LLC can represent that such client or member is an accredited investor, the Company may condition acceptance of any transfer of a Note upon the receipt of an opinion of counsel satisfactory to the Company to the effect that such disposition will not require registration of the transfer of the Note under the Securities Act of 1933, as amended and concurrence by counsel for the Company in the conclusions expressed in such opinion.

7.             Subsequent Equity or Debt Offerings.  If the Company shall hereafter make a subsequent offering of debt securities or any private placement of Common Stock or other equity securities, each of the Holders of the Notes shall have the right but not an obligation to purchase or cause their designees to purchase such debt or Common Stock (or other securities) in such offering, by paying the purchase price for such debt or, if the subsequent offering is of stock (or other securities), by forgiving unpaid interest and/or principal due and unpaid on the Notes, in each case on the terms offered by the Company in such subsequent offering.

8.                                       Covenants.

8.1                                 The Company covenants and agrees that so long as any of the Notes is outstanding, it will duly and punctually pay the principal and interest on the Notes in accordance with the terms of this Agreement and of the Notes.

9.                                       Prepayment.  Prepayment of any Notes shall be made only pro rata to the Holders of the outstanding Notes in proportion to their respective unpaid principal amounts.

10.                                 Defaults.

10.1                           If one or more of the following events (each herein termed an “event of default”) shall have occurred and be continuing, that is to say:

10.1.1                  If default shall be made in the payment of interest on or principal of any of the Notes when and as the same shall become due and payable, whether at their stated maturity, by declaration or otherwise, or if default shall be made in the observance or performance of the Company’s obligations under Section 8.2 hereof; or

10.1.2                  If default shall be made in the due performance or observance of any other expressed or implied covenant, agreement or provision of the Notes or of this Agreement and such default shall have continued for a period of thirty days after written notice thereof to the Company from any Holder of Record, or a breach shall exist in any representation or warranty herein contained; or

10.1.3                  If default shall be made under the terms of any other agreement relating to money borrowed by the Company and such default shall continue for more than the period of grace, if any, therein specified; or

10.1.4                  If the Company or any Subsidiary, shall be involved in financial difficulties as evidenced

(a)                                  by its admission in writing of its inability to pay its debts generally as they become due;

(b)                                 by its filing a petition in bankruptcy or for reorganization or for the adoption of an arrangement under the Bankruptcy Act (as now or in the future amended) or an admission seeking the relief therein provided;

(c)                                  by its making an assignment for the benefit of its creditors;

(d)                                 by its consenting to the appointment of a receiver for all or a substantial part of its property;

(e)                                  by its being adjudicated a bankrupt;

(f)                                    by the entry of a court order appointing a receiver or trustee for all or a substantial part of its property without its consent, which order shall not be vacated, set aside or stayed within ninety days from the date of entry; or

(g)                                 by the assumption of custody or sequestration by a court of competent jurisdiction of all or substantially all of its property, which custody or sequestration shall not be suspended or terminated with ninety days from its inception;

then and in each and every such event of default, the holder of any Note may proceed to protect and enforce its rights by suit in equity, action at law and/or other appropriate proceeding either for specific performance of any covenant or condition contained in such Note or herein or in aid of the exercise of any power granted in such Note or herein, and without notice or any action by the Holder the unpaid balance of and accrued and unpaid interest on such Note shall forthwith become due and payable, without presentation, protest, demand or notice of any kind, all of which are hereby expressly waived.

10.2                           Notice of Demand or Default.  If any holder of a Note shall demand payment of such Note or take any other action of which the Company shall have actual knowledge in respect of a default or an event of default, the Company will forthwith give written notice, specifying such action and the nature of the default or event of default, to each Holder of Record of the Notes then outstanding.

10.3                           Waiver by Company.  To the extent permitted by applicable law, the Company hereby agrees to waive, and does hereby absolutely and irrevocably waive and relinquish and covenant not to assert the benefit and advantage of, any valuation, stay appraisement, extension or redemption laws now existing or which may hereafter exist, which, but for this provision, might be applicable to any sale made under the judgment, order or decree of any court, or otherwise, based on the Notes or on any claim for interest on the Notes.

10.4                           Costs and Expenses.  The Company covenants that if default be made in any payment of principal or interest on the Notes, it will pay to the holder thereof, to the extent permitted under applicable law, such further amount as shall be sufficient to cover the cost and expense of collection, including reasonable compensation to the attorneys and counsel of the holder thereof for all services rendered in that connection.

10.5                           Course of Dealing.  No course of dealing between the Company and you or any Holder of Record of the Notes or any delay on your part or on the part of any Holder of Record of the Notes in exercising any rights under the Notes or hereunder shall operate as a waiver of any of your rights or the rights of any Holder of Record of the Notes.

11.                                 Survival of Covenants.  All covenants, agreements, representations and warranties made herein and in certificates delivered pursuant hereto shall be deemed to have been material and relied on by you, notwithstanding any investigation made by you or on your behalf, and shall survive the execution and delivery to you of the Notes and your payment therefor.

12.                                 Addresses.  Any notice or demand which by any provisions of this Agreement is required or provided to be given shall be deemed to have been sufficiently given or served for all purposes by being sent as registered or certified mail, postage and registration charges prepaid, to the following addresses:  if to the Company, Uranium Resources, Inc., 650 South Edmonds, Suite 108, Lewisville, Texas 75067, or, if any other address shall at any time be designated by the Company in writing to all persons who are Holders of Record of the Notes at the time of such designation, to such other address; and if to a Purchaser, to its address set forth on Schedule I hereto, or, if any other address shall at any time be designated by such Purchaser in writing to the Company, to such address; and, if to Holders of Record not Purchasers, to their addresses given to the Company pursuant to Section 6.3 or, if any other address shall at any time be designated by a Holder of Record in writing to the Company, at such address.  Until another place of payment shall be appointed, all payments in respect of the Notes shall be made to the Purchasers at addresses set forth on Schedule I hereto.

13.                                 Dates; Captions.  For convenience of reference, this Agreement shall be dated as of the date first above written, regardless of the date upon which you shall have signed the acceptance hereof.  Captions and headings are for the convenience of reference only and shall not be deemed part of this Agreement or used in its construction.

14.                                 Benefits.  All of the terms and provisions of this Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, including as the Purchasers’ assigns all assignees of the Notes, provided, however, that despite any assignment or transfer of the Notes, the Company shall be entitled to treat the Purchasers as the Holders of Record thereof unless and until presentation for registration of transfer thereof shall have been made as provided in Section 6.3.

15.                                 Whole Agreement; Controlling Law; Exhibits and Schedules.  This Agreement, which constitutes the entire agreement between the parties with respect to the subject matter hereof (replacing any other agreements written and oral), shall be governed by and construed in accordance with the law of the state of Delaware.  Exhibits and schedules attached hereto shall be deemed incorporated by reference herein as fully as if set forth herein in full.

16.                                 Counterparts; Signatures.  This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but such counterparts shall together constitute one and the same instrument.  Signatures may be delivered by facsimile.

If the foregoing is satisfactory to you, please sign the form of confirmation and acceptance on the enclosed counterpart of this Agreement and return the same to the Company, whereupon this letter will become and evidence a binding contract between the Company and you as of the date and year first above written.

Very truly yours,

URANIUM RESOURCES, INC.

By:
Paul K. Willmott, President

The foregoing Agreement

is hereby accepted.

The Purchasers Listed on Schedule I attached hereto

By: Zesiger Capital Group LLC, as agent and attorney-in-fact

By:

Name:
Title:

SCHEDULE I

Purchasers	Principal Amount of Notes Purchased	Nominee/Record Holder	Address for Notices and Payment on the Notes

Robert K. Winters	$3,000	Same as Purchaser	Merrill Lynch Money Manager Services 101 Hudson Street, 7th Floor Jersey City, New Jersey 07302-3997 Att: Chris Belfiore
Domenic Mizio	$15,000	Same as Purchaser	Merrill Lynch Money Manager Services 101 Hudson Street, 7th Floor Jersey City, New Jersey 07302-3997 Att: Chris Belfiore
J.P. Morgan Trust Co. (Bahamas) Ltd, as Trustee U/A/D 11/30/03	$40,000	Same as Purchaser	Merrill Lynch Money Manager Services 101 Hudson Street, 7th Floor Jersey City, New Jersey 07302-3997 Att: Chris Belfiore
City of Milford Pension & Retirement Fund	$125,000	Same as Purchaser	Merrill Lynch 157 Church Street New Haven, Conn. 06510 Att: Sophia Haeri
Public Employees retirement System of Idaho	$417,000	Mellon Bank NA, custodian for PERSI-Zesiger Capital	Mellon Bank, N.A. 120 Broadway, 13th Floor New York, N.Y. 10271 Att: Cynthia Aranda

*  c/o Zesiger Capital Group LLC, 320 Park Avenue, 30th Floor, New York, NY 10022

Attn: Albert L.  Zesiger.

EXHIBIT A

URANIUM RESOURCES, INC.

Unsecured Term Note

Number: Series 2005A -

$[amount number]	March 24, 2005

FOR VALUE RECEIVED, URANIUM RESOURCES, INC., a Delaware corporation, hereby promises to pay to [name of payee] (hereinafter referred to as the “Payee”) on March 24, 2006 , or registered assigns, [amount in words] Dollars ($[amount number]), together with interest on the whole amount of said principal amount remaining from time to time unpaid from the date hereof at the rate of ten percent (10%) per annum until the principal hereof shall be paid in full.  Interest shall be computed on the basis of a 30-day month and 360-day year.

This Note is issued pursuant to, and is entitled to the benefits of the provisions of a certain Note Purchase Agreement dated March 24, 2005 (“Note Purchase Agreement”) between the undersigned and the Purchaser named therein and others; but neither this reference to said Note Purchase Agreement nor any provision thereof shall affect or impair the absolute and unconditional obligation of the maker of this Note to pay the principal hereof and interest hereon as herein provided.

This Note shall upon an event of default as defined in the Note Purchase Agreement become immediately due and payable without any notice or other action by the holder hereof, as specified in said Note Purchase Agreement.  This Note may be prepaid at any time without penalty with interest through the date of prepayment.

Upon an event of default, this Note shall, during the period of default and until paid in full, bear interest at the rate of 14% per annum rather than 10% per annum.

As provided in said Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or his, her or its attorney duly authorized in writing, a new Note of the same tenor (except for the name of the registered holder) and in an equal principal amount will be issued to, and registered in the name of, the transferee.  The Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

This Note shall be governed by and construed in accordance with the law of the state of Delaware without giving effect to conflict of law rules.

The maker and all endorsers of this Note each hereby waives presentment, demand, notice of nonpayment, protest and all other demands and notices in connection with the delivery, acceptance, performance or enforcement of this Note.

THIS PROMISSORY NOTE IS SUBJECT TO THE TERMS OF THE NOTE PURCHASE AGREEMENT DATED MARCH 24, 2005 BETWEEN THE COMPANY AND ZESIGER CAPITAL GROUP LLC, AS AGENT AND ATTORNEY IN FACT FOR THE PAYEE, INCLUDING THE RESTRICTIONS UPON TRANSFER SET FORTH IN SUCH AGREEMENT.  A COPY OF THE AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  IT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE

NOTE UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

URANIUM RESOURCES, INC.

By:
Paul K. Willmott, President

2

URANIUM RESOURCES, INC.

Unsecured Term Note

Number: Series 2005A - 4

$125,000	March 24, 2005

FOR VALUE RECEIVED, URANIUM RESOURCES, INC., a Delaware corporation, hereby promises to pay to City of Milford Pension & Retirement Fund (hereinafter referred to as the “Payee”) on March 24, 2006, or registered assigns, One Hundred Twenty Five Thousand Dollars ($125,000), together with interest on the whole amount of said principal amount remaining from time to time unpaid from the date hereof at the rate of ten percent (10%) per annum until the principal hereof shall be paid in full.  Interest shall be computed on the basis of a 30-day month and 360-day year.

This Note is issued pursuant to, and is entitled to the benefits of the provisions of a certain Note Purchase Agreement dated March 24, 2005 (“Note Purchase Agreement”) between the undersigned and the Purchaser named therein and others; but neither this reference to said Note Purchase Agreement nor any provision thereof shall affect or impair the absolute and unconditional obligation of the maker of this Note to pay the principal hereof and interest hereon as herein provided.

This Note shall upon an event of default as defined in the Note Purchase Agreement become immediately due and payable without any notice or other action by the holder hereof, as specified in said Note Purchase Agreement.  This Note may be prepaid at any time without penalty with interest through the date of prepayment.

Upon an event of default, this Note shall, during the period of default and until paid in full, bear interest at the rate of 14% per annum rather than 10% per annum.

As provided in said Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or his, her or its attorney duly authorized in writing, a new Note of the same tenor (except for the name of the registered holder) and in an equal principal amount will be issued to, and registered in the name of, the transferee.  The Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

This Note shall be governed by and construed in accordance with the law of the state of Delaware without giving effect to conflict of law rules.

The maker and all endorsers of this Note each hereby waives presentment, demand, notice of nonpayment, protest and all other demands and notices in connection with the delivery, acceptance, performance or enforcement of this Note.

THIS PROMISSORY NOTE IS SUBJECT TO THE TERMS OF THE NOTE PURCHASE AGREEMENT DATED MARCH 24, 2005 BETWEEN THE COMPANY AND ZESIGER CAPITAL GROUP LLC, AS AGENT AND ATTORNEY IN FACT FOR THE PAYEE, INCLUDING THE RESTRICTIONS UPON TRANSFER SET FORTH IN SUCH AGREEMENT.  A COPY OF THE AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  IT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE NOTE UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

URANIUM RESOURCES, INC.

By:
Paul K. Willmott, President

URANIUM RESOURCES, INC.

Unsecured Term Note

Number: Series 2005A - 3

$40,000	March 24, 2005

FOR VALUE RECEIVED, URANIUM RESOURCES, INC., a Delaware corporation, hereby promises to pay to J.P.  Morgan Trust Co.  (Bahamas) Ltd., as Trustee U/A/D 11/30/03 (hereinafter referred to as the “Payee”) on March 24, 2006, or registered assigns, Forty Thousand Dollars ($40,000), together with interest on the whole amount of said principal amount remaining from time to time unpaid from the date hereof at the rate of ten percent (10%) per annum until the principal hereof shall be paid in full.  Interest shall be computed on the basis of a 30-day month and 360-day year.

This Note is issued pursuant to, and is entitled to the benefits of the provisions of a certain Note Purchase Agreement dated March 24, 2005 (“Note Purchase Agreement”) between the undersigned and the Purchaser named therein and others; but neither this reference to said Note Purchase Agreement nor any provision thereof shall affect or impair the absolute and unconditional obligation of the maker of this Note to pay the principal hereof and interest hereon as herein provided.

This Note shall upon an event of default as defined in the Note Purchase Agreement become immediately due and payable without any notice or other action by the holder hereof, as specified in said Note Purchase Agreement.  This Note may be prepaid at any time without penalty with interest through the date of prepayment.

Upon an event of default, this Note shall, during the period of default and until paid in full, bear interest at the rate of 14% per annum rather than 10% per annum.

As provided in said Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or his, her or its attorney duly authorized in writing, a new Note of the same tenor (except for the name of the registered holder) and in an equal principal amount will be issued to, and registered in the name of, the transferee.  The Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

This Note shall be governed by and construed in accordance with the law of the state of Delaware without giving effect to conflict of law rules.

The maker and all endorsers of this Note each hereby waives presentment, demand, notice of nonpayment, protest and all other demands and notices in connection with the delivery, acceptance, performance or enforcement of this Note.

THIS PROMISSORY NOTE IS SUBJECT TO THE TERMS OF THE NOTE PURCHASE AGREEMENT DATED MARCH 24, 2005 BETWEEN THE COMPANY AND ZESIGER CAPITAL GROUP LLC, AS AGENT AND ATTORNEY IN FACT FOR THE PAYEE, INCLUDING THE RESTRICTIONS UPON TRANSFER SET FORTH IN SUCH AGREEMENT.  A COPY OF THE AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  IT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE NOTE UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

URANIUM RESOURCES, INC.

By:
Paul K. Willmott, President

URANIUM RESOURCES, INC.

Unsecured Term Note

Number: Series 2005A - 2

$15,000	March 24, 2005

FOR VALUE RECEIVED, URANIUM RESOURCES, INC., a Delaware corporation, hereby promises to pay to Domenic Mizio (hereinafter referred to as the “Payee”) on March 24, 2006, or registered assigns, Fifteen Thousand Dollars ($15,000), together with interest on the whole amount of said principal amount remaining from time to time unpaid from the date hereof at the rate of ten percent (10%) per annum until the principal hereof shall be paid in full.  Interest shall be computed on the basis of a 30-day month and 360-day year.

This Note is issued pursuant to, and is entitled to the benefits of the provisions of a certain Note Purchase Agreement dated March 24, 2005 (“Note Purchase Agreement”) between the undersigned and the Purchaser named therein and others; but neither this reference to said Note Purchase Agreement nor any provision thereof shall affect or impair the absolute and unconditional obligation of the maker of this Note to pay the principal hereof and interest hereon as herein provided.

This Note shall upon an event of default as defined in the Note Purchase Agreement become immediately due and payable without any notice or other action by the holder hereof, as specified in said Note Purchase Agreement.  This Note may be prepaid at any time without penalty with interest through the date of prepayment.

Upon an event of default, this Note shall, during the period of default and until paid in full, bear interest at the rate of 14% per annum rather than 10% per annum.

As provided in said Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or his, her or its attorney duly authorized in writing, a new Note of the same tenor (except for the name of the registered holder) and in an equal principal amount will be issued to, and registered in the name of, the transferee.  The Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

This Note shall be governed by and construed in accordance with the law of the state of Delaware without giving effect to conflict of law rules.

The maker and all endorsers of this Note each hereby waives presentment, demand, notice of nonpayment, protest and all other demands and notices in connection with the delivery, acceptance, performance or enforcement of this Note.

THIS PROMISSORY NOTE IS SUBJECT TO THE TERMS OF THE NOTE PURCHASE AGREEMENT DATED MARCH 24, 2005 BETWEEN THE COMPANY AND ZESIGER CAPITAL GROUP LLC, AS AGENT AND ATTORNEY IN FACT FOR THE PAYEE, INCLUDING THE RESTRICTIONS UPON TRANSFER SET FORTH IN SUCH AGREEMENT.  A COPY OF THE AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  IT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE NOTE UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

URANIUM RESOURCES, INC.

By:
Paul K. Willmott, President

URANIUM RESOURCES, INC.

Unsecured Term Note

Number: Series 2005A - 5

$417,000	March 24, 2005

FOR VALUE RECEIVED, URANIUM RESOURCES, INC., a Delaware corporation, hereby promises to pay to Mellon Bank NA, Custodian for PERSI-Zesiger Capital (hereinafter referred to as the “Payee”) on March 24, 2006, or registered assigns, Four Hundred Seventeen Thousand Dollars ($417,000), together with interest on the whole amount of said principal amount remaining from time to time unpaid from the date hereof at the rate of ten percent (10%) per annum until the principal hereof shall be paid in full.  Interest shall be computed on the basis of a 30-day month and 360-day year.

This Note is issued pursuant to, and is entitled to the benefits of the provisions of a certain Note Purchase Agreement dated March 24, 2005 (“Note Purchase Agreement”) between the undersigned and the Purchaser named therein and others; but neither this reference to said Note Purchase Agreement nor any provision thereof shall affect or impair the absolute and unconditional obligation of the maker of this Note to pay the principal hereof and interest hereon as herein provided.

This Note shall upon an event of default as defined in the Note Purchase Agreement become immediately due and payable without any notice or other action by the holder hereof, as specified in said Note Purchase Agreement.  This Note may be prepaid at any time without penalty with interest through the date of prepayment.

Upon an event of default, this Note shall, during the period of default and until paid in full, bear interest at the rate of 14% per annum rather than 10% per annum.

As provided in said Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or his, her or its attorney duly authorized in writing, a new Note of the same tenor (except for the name of the registered holder) and in an equal principal amount will be issued to, and registered in the name of, the transferee.  The Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

This Note shall be governed by and construed in accordance with the law of the state of Delaware without giving effect to conflict of law rules.

The maker and all endorsers of this Note each hereby waives presentment, demand, notice of nonpayment, protest and all other demands and notices in connection with the delivery, acceptance, performance or enforcement of this Note.

THIS PROMISSORY NOTE IS SUBJECT TO THE TERMS OF THE NOTE PURCHASE AGREEMENT DATED MARCH 24, 2005 BETWEEN THE COMPANY AND ZESIGER CAPITAL GROUP LLC, AS AGENT AND ATTORNEY IN FACT FOR THE PAYEE, INCLUDING THE RESTRICTIONS UPON TRANSFER SET FORTH IN SUCH AGREEMENT.  A COPY OF THE AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  IT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE NOTE UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

URANIUM RESOURCES, INC.

By:
Paul K. Willmott, President

URANIUM RESOURCES, INC.

Unsecured Term Note

Number: Series 2005A - 1

$3,000	March 24, 2005

FOR VALUE RECEIVED, URANIUM RESOURCES, INC., a Delaware corporation, hereby promises to pay to Robert K.  Winters (hereinafter referred to as the “Payee”) on March 24, 2006, or registered assigns, Three Thousand Dollars ($3,000), together with interest on the whole amount of said principal amount remaining from time to time unpaid from the date hereof at the rate of ten percent (10%) per annum until the principal hereof shall be paid in full.  Interest shall be computed on the basis of a 30-day month and 360-day year.

This Note is issued pursuant to, and is entitled to the benefits of the provisions of a certain Note Purchase Agreement dated March 24, 2005 (“Note Purchase Agreement”) between the undersigned and the Purchaser named therein and others; but neither this reference to said Note Purchase Agreement nor any provision thereof shall affect or impair the absolute and unconditional obligation of the maker of this Note to pay the principal hereof and interest hereon as herein provided.

This Note shall upon an event of default as defined in the Note Purchase Agreement become immediately due and payable without any notice or other action by the holder hereof, as specified in said Note Purchase Agreement.  This Note may be prepaid at any time without penalty with interest through the date of prepayment.

Upon an event of default, this Note shall, during the period of default and until paid in full, bear interest at the rate of 14% per annum rather than 10% per annum.

As provided in said Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or his, her or its attorney duly authorized in writing, a new Note of the same tenor (except for the name of the registered holder) and in an equal principal amount will be issued to, and registered in the name of, the transferee.  The Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

This Note shall be governed by and construed in accordance with the law of the state of Delaware without giving effect to conflict of law rules.

The maker and all endorsers of this Note each hereby waives presentment, demand, notice of nonpayment, protest and all other demands and notices in connection with the delivery, acceptance, performance or enforcement of this Note.

THIS PROMISSORY NOTE IS SUBJECT TO THE TERMS OF THE NOTE PURCHASE AGREEMENT DATED MARCH 24, 2005 BETWEEN THE COMPANY AND ZESIGER CAPITAL GROUP LLC, AS AGENT AND ATTORNEY IN FACT FOR THE PAYEE, INCLUDING THE RESTRICTIONS UPON TRANSFER SET FORTH IN SUCH AGREEMENT.  A COPY OF THE AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  IT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE NOTE UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

URANIUM RESOURCES, INC.

By:
Paul K. Willmott, President